                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           FERRELLGAS PARTNERS, L.P.
                       FERRELLGAS PARTNERS FINANCE CORP.

                       OFFER TO EXCHANGE ALL OUTSTANDING
                 9-3/8% SERIES A SENIOR SECURED NOTES DUE 2006
                                      FOR
                 9-3/8% SERIES B SENIOR SECURED NOTES DUE 2006

- --------------------------------------------------------------------------------
                 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
          NEW YORK CITY TIME, ON SEPTEMBER    , 1996, UNLESS EXTENDED
                    BY THE ISSUERS (THE "EXPIRATION DATE").
- --------------------------------------------------------------------------------
                        Deliver To The Exchange Agent:
                      American Bank National Association

     By Registered or Certified Mail, Overnight Courier or Hand Delivery:
                      American Bank National Association
                        101 East 5th Street, 9th Floor
                           St. Paul, Minnesota 55101
                     Attention: Corporate Trust Department

                                 By Facsimile:
                                (612) 229-6415

                             Confirm by Telephone:
                                (612) 229-2600

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges receipt of the Prospectus dated August   , 1996
(the "Prospectus") of Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), and Ferrellgas Partners Finance Corp., a Delaware corporation and wholly owned subsidiary of the Partnership ("Finance Corp." and, together with the Partnership, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange up to $1,000 principal amount of their 9-3/8% Series B Senior Secured Notes due 2006 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 9-3/8% Series A Senior Secured Notes due 2006 (the "Private Notes"), of which $160,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used by a Holder of Private Notes either if original certificates for Private Notes are to be forwarded herewith or if delivery of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Private Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety.

    YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    List below the Private Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.


================================================================================
                     DESCRIPTION OF PRIVATE NOTES TENDERED
- --------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF                         AGGREGATE
    REGISTERED HOLDER(S),                           PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S)                         AMOUNT         PRINCIPAL
      ON PRIVATE NOTES             REGISTERED      REPRESENTED       AMOUNT
 (PLEASE FILL IN, IF BLANK)        NUMBER(S)*      BY NOTE(S)      TENDERED**
- --------------------------------------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                                 TOTAL
- --------------------------------------------------------------------------------
 * Need not be completed if Private Notes are being tendered by book-entry transfer.

 ** Unless otherwise indicated, any tendering Holder of Private Notes will be deemed to have tendered the entire aggregate principal amount represented by such Notes. All tenders must be in integral multiples of $1,000.
================================================================================

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution _________________________________________________
Account Number ________________________________________________________________
Transaction Code Number _______________________________________________________

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Private Notes ______________________________ Date of Execution of Notice of Guaranteed Delivery ____________________________ Window Ticket Number (if available) ___________________________________________
Name of Eligible Institution that Guaranteed Delivery _________________________ If delivered by book-entry transfer, complete the following:
Account Number ____________________   Transaction Code Number _________________

- --------------------------------------      --------------------------------------
   SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 4, 5 and 6)               (See Instructions 4, 5 and 6)

 To be completed ONLY (i) if                 To be completed ONLY (i) if
 certificates for Private Notes in           certificates for Private Notes in
 a principal amount not tendered,            a principal amount not tendered,
 or certificates for Exchange Notes          or certificates for Exchange Notes
 issued in exchange for Private              issued in exchange for Private
 Notes accepted for exchange, are            Notes accepted for exchange, are
 to be issued in the name of some-           to be mailed or delivered to some-
 one other than the undersigned,             one other than the undersigned,
 or (ii) if Private Notes tendered           or to the undersigned at an
 by book-entry transfer which are            address shown below the undersigned's
 not exchanged are to be returned            signature.
 by credit to an account maintained
 at the Book-Entry Transfer Facility         Mail or Deliver to:
 other than the account indicated
 above.                                      Name ______________________________
                                                       (Please Print)
 Issue to:
                                             Address ___________________________
 Name ______________________________
           (Please Print)                    ___________________________________
                                                     (Include Zip Code)
 Address ___________________________
                                             ___________________________________
 ___________________________________                (Tax Identification or
         (Include Zip Code)                          Social Security No.)

 ___________________________________        --------------------------------------
        (Tax Identification or
         Social Security No.)

 Credit Private Notes not exchanged
 and delivered by book-entry transfer
 to the Book-Entry Transfer Facility
 account set forth below:

 ____________________________________
            Account Number

- --------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the principal amount of Private Notes indicated above in this Letter of Transmittal.

  Subject to and effective upon the acceptance for exchange of the principal amount of Private Notes tendered hereby, the undersigned hereby sells, assigns and transfers to the Issuers all right, title and interest in and to the Private Notes tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Private Notes with full power of substitution to (i) deliver such Private Notes, or transfer ownership of such Private Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuers and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Private Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Private Notes, and that the Issuers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuers. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Private Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Private Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1993, as amended (the "Securities Act") of the Issuers.

  The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes.

  If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Issuers.

        If the undersigned or the person receiving the Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Issuers that the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered hereby, including the transfer of such Private Notes on the account books maintained by the Book-Entry Transfer Facility. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered Private Notes when, as and if the Issuers gives oral or written notice thereof to the Exchange Agent. Any tendered Private Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        The undersigned acknowledges that the Issuers' acceptance of properly tendered Private Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Private Notes accepted for exchange and return any Private Notes not tendered or not exchanged, in the names(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Private Notes accepted for exchange and any Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s).

                        PLEASE SIGN HERE WHETHER OR NOT
              PRIVATE NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X _______________________________________________________   ___________________
                                                                   Date

X _______________________________________________________   ___________________
    Signature(s) of Registered Holder(s) or Authorized             Date
      Signatory


Area Code and Telephone Number: _________________________

  This Letter of Transmittal must be signed by the registered Holder(s) of Private Notes as their name(s) appear(s) on the certificates for Private Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity: _____________________________________________________________________

Address:  _____________________________________________________________________

          _____________________________________________________________________
                              (Include Zip Code)


                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 4)

         ____________________________________________________________
                            (Authorized Signature)

         ____________________________________________________________
                               (Name and Title)

         ____________________________________________________________
                                (Name of Firm)

         ____________________________________________________________
                       (Area Code and Telephone Number)

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


        1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES. This Letter of Transmittal is to be completed by Holders of Private Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer as set forth in the Prospectus under the caption "The Exchange Offer-Book-Entry Transfer." Certificates for Private Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Private Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. The method of delivery of the tendered Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Private Notes should be sent to the Issuers.

        Holders who wish to tender their Private Notes and (i) whose certificates for Private Notes are not immediately available, or (ii) who cannot deliver their Private Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Private Notes, the registration number(s) of such Private Notes and the principal amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Private Notes (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the tendered Private Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Private Notes who wishes to tender Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Private Notes according to the guaranteed delivery procedures set forth above.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Private Notes and withdrawal of tendered Private Notes will be determined by the Issuers in its sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of Private Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Private Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        2. TENDER BY HOLDER. Only a Holder of Private Notes may tender such Private Notes in the Exchange Offer. Any beneficial Holder of Private Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

        3. PARTIAL TENDERS. Tenders of Private Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Private Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Private Notes" above. The entire principal amount of Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Private Notes is not tendered, then Private Notes for the principal amount of Private Notes not tendered and Exchange Notes issued in exchange for any Private Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Private Notes are accepted for exchange.

        4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Private Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Private Notes without alteration, enlargement or any change whatsoever. If the Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Private Notes.

        If any tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Private Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

        When this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Private Notes listed herein and tendered hereby, and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Private Notes is to be reissued) to the registered Holder, no endorsements or certificates or bond powers are required. In any other case, such Holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any certificates for Private Notes listed herein, such certificates must be endorsed or accompanied by appropriate bond powers, in each case signed as the name or names of the registered Holder or Holders appears on the certificates, and the signatures on such certificates must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or facsimile hereof) or any certificate for Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Private Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

        Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Private Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(b) if such Private Notes are tendered for the account of an Eligible
Institution.

        5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders of Private Notes should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Private Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, such Private Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

        6. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Private Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

        7. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

        8. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

       10. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering Holder whose Private Notes are accepted for exchange must provide the Issuers (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering Holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt Holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering Holder of Private Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Private Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Issuers a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Private Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Issuers within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Issuers.


                         (DO NOT WRITE IN SPACE BELOW)

                CERTIFICATE       PRIVATE NOTES     PRIVATE NOTES
                SURRENDERED         TENDERED           ACCEPTED

                --------------------------------------------------

                --------------------------------------------------

                --------------------------------------------------

                --------------------------------------------------


Delivery Prepared by _______________ Checked by______________ Date__________


THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH PRIVATE NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT OR PRIOR TO THE EXPIRATION DATE.



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